UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): September 12, 2016 (August 29, 2016)

HONGLI CLEAN ENERGY TECHNOLOGIES CORP.

(Exact name of registrant as specified in its charter)

Florida	001-15931	98-0695811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kuanggong Road and Tiyu Road, 10th Floor,

Chengshi Xin Yong She, Tiyu Road,

Xinhua District, Pingdingshan, Henan Province

People’s Republic of China

467000

(Address of principal executive offices and zip code)

+86-3752882999

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) hereby amends and restates the Current Report on Form 8-K (the “Original Report’) filed with the Securities and Exchange Commission on September 2, 2016. The sole purpose of this Amendment is to amend the Original Report to include an Exhibit 16 from the registrant’s former independent auditor after its review of the Original Report and this Amendment. Unless otherwise indicated in this Current Report on Form 8-K/A, this Amendment continues to describe conditions as of the date of the Original Report, and the disclosures herein have not been updated to reflect events, results or developments that have occurred after the Original Report, or to modify or update those disclosures affected by subsequent events.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Effective August 29, 2016, the registrant dismissed HHC as its independent auditors.  This action was approved by the Audit Committee of the registrant’s Board of Directors (the “Board”), and ratified by the Board.

The reports of HHC on the registrant’s financial statements as of June 30, 2015 and 2014 and for the years ended June 30, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the registrant’s financial statements for the fiscal periods ended June 30, 2015 and 2014, and through August 29, 2016, there were: (i) no disagreements between the registrant and HHC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of HHC, would have caused HHC to make reference to the subject matter of the disagreement in its reports on the registrant’s financial statements for such periods, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

On August 29, 2016, the registrant engaged KSP GROUP, INC. (“KSP”) as its independent registered accounting firm. During its two most recent fiscal years ended June 30, 2015 and 2014, and the subsequent interim period through the engagement of KSP on August 29, 2016, the registrant did not consult with KSP on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the registrant’s financial statements, and KSP did not provide either a written report or oral advice to the registrant that was an important factor considered by the registrant in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The registrant provided HHC a copy of the disclosures contained herein and requested that HHC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not HHC agrees with its statements in this Item 4.01. A copy of the letter dated September 12, 2016, furnished by HHC in response to such request, is filed as Exhibit 16 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit Number	Description
16	Letter from HHC dated September 12, 2016

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 12, 2016	HONGLI CLEAN ENERGY TECHNOLOGIES CORP.

	By:	/s/ Jianhua Lv
	Name:	Jianhua Lv
	Its:	Chief Executive Officer

EXHIBIT INDEX

16	Letter from HHC dated September 12, 2016